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                                                                    EXHIBIT 10.4


                      [LETTERHEAD OF SUNCOM APPEARS HERE]


VIA FACSIMILE AND OVERNIGHT MAIL
--------------------------------

October 13, 2000

Tom Hunt
SBA Towers, Inc.
One Town Center Road
Boca Raton, FL 33486

        Re: Purchase Agreement dated September 15, 2000 by and among TeleCorp
            Realty, LLC, TeleCorp Puerto Rico Realty, Inc., TeleCorp Communications, Inc., SBA Towers, Inc. and SBA Telecommunications, Inc. (the "Agreement")

Dear Tom:

        As contemplated in Section 3(a) of the Agreement, the Credit Agreement has now been amended to permit additional Sites to be transferred to SBA. Accordingly, I propose that with your acknowledgement, this letter serves to amend the Agreement to increase the number of Sites up to and including Two Hundred and Seventy-Five (275) completed Sites and increase the aggregate purchase price to Ninety Million Sixty Two Thousand Five Hundred Dollars ($90,062,500.00). All other terms and conditions of the Agreement shall remain in full force and effect.

        If acceptable to you please return your executed acknowledgement to me by facsimile at (703) 236-1376.

                                        Sincerely,

                                        /s/ Ronald W. Keefe, Jr.

                                        Ronald W. Keefe, Jr.

                                   Acknowledged and Agreed to by:
                                   TeleCorp Realty, LLC
Acknowledged and Agreed to by:     By:
SBA Towers, Inc.                      ---------------------------
SBA Telecommunications, Inc.       It's:
                                        -------------------------
By: /s/ John Marino                TeleCorp Puerto Rico Realty, Inc.
   ---------------------------     By:
It's: Chief Financial Officer         ---------------------------
                                   It's:
                                        -------------------------
                                   TeleCorp Communications, Inc.
                                   By:
                                      ---------------------------
                                   It's:
                                        -------------------------